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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 27, 2002


                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2002-3
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                      (Issuer with respect to Certificates)
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                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)



              Delaware                     333-84328             48-1195807
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  (State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
           Incorporation)                   Number)          Identification No.)


 1901 West 47/th/ Place, Suite 105,
            Westwood, KS                                           66205
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   (Address of Principal Executive                               (Zip Code)
               Offices)


        Registrant's telephone number, including area code  (913) 514-3200
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)




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         Item 7.   Financial Statements, Pro Forma Financial Information
                   and Exhibits.
                   ------------------------------------------------------

         (a)   Financial Statement of Business Acquired: None

         (b)   Pro Forma Financial Information:          None

         (c)   Exhibits:

               8.2 Opinion of Dewey Ballantine LLP, dated September 27, 2002, with respect to certain tax matters.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NOVASTAR MORTGAGE FUNDING CORPORATION

                              Registrant



                              By: /s/ Matt Kaltenrieder
                                  ---------------------------------
                                  Name:  Matt Kaltenrieder
                                  Title: Vice President



Dated: September 27, 2002

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